UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box: ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NEUBASE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEUBASE THERAPEUTICS, INC.

June 3, 2024

To Our Stockholders:

You are cordially invited to attend a reconvened Special Meeting of Stockholders (the “Special Meeting”) of NeuBase Therapeutics, Inc. (the “Company”) to be held on June 26, 2024, at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast.

The Special Meeting was originally scheduled for May 13, 2024, was convened and adjourned on that date, and was subsequently reconvened and adjourned on May 22, 2024. At the time of each such adjournment, the Company had not received valid proxies from the requisite number of stockholders to approve the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company’s Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The Notice of Special Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

At a meeting of the Board subsequent to such adjournments, the Board again concluded that the alternatives to the Dissolution are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection (should the Company’s net assets decline to levels that would require such action) and that the continued reconvening and adjournment of the Special Meeting to obtain approval of the Dissolution Proposal has caused, and will continue to cause, the Company to incur substantial legal and other expenses to solicit additional proxies as well as expenses associated with being a public company, despite having no sources of revenue, which will ultimately have the effect of reducing any amounts available for distribution to the Company’s stockholders upon the Dissolution. In light of that, and given that, at the time of the originally convened session of the Special Meeting and each date it was subsequently adjourned, the proxies the Company received and voting “for” the Dissolution Proposal exceeded the proxies the Company received and voting “against” or “abstain” with respect to the Dissolution Proposal, the Board authorized and issued to a member of our Board one share of Series A Preferred Stock. The Series A Preferred Stock is designed to ensure that a majority of the outstanding voting power of the Company’s capital stock is voted “for” the Dissolution Proposal if the relevant standard is met. The Series A Preferred Stock entitles the holder thereof, voting together with the holders of common stock of the Company, as a single class, to cast on the Dissolution Proposal, the Adjournment Proposal and any other matter the Board determines (in its sole discretion) is related to the Dissolution Proposal, a number of votes equal to the number of shares of common stock outstanding on May 31, 2024 entitled to vote thereon (3,752,380 shares) (the “Preferred Votes”), which the Board has set as the New Record Date for the Special Meeting, provided that the number of shares of common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” such proposal is greater than the aggregate number of shares of common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” on such proposal (the “Voting Formula”), in which case the holder of the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” such proposals. The Board unanimously recommends that you vote “FOR” the proposal to approve the Dissolution and the Plan of Dissolution and “FOR” the other proposal described in the accompanying proxy statement.

Enclosed are the following:

•	Our Notice of Special Meeting of Stockholders;

•	Our proxy statement dated April 9, 2024;

•	Our proxy statement supplement; and

•	A proxy card with a return envelope to record your vote.

Whether or not you plan to attend the meeting, we hope that you will have your stock represented by submitting a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Todd Branning

Todd Branning
Interim Chief Executive Officer and Chief Financial Officer

NEUBASE THERAPEUTICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2024

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of NeuBase Therapeutics, Inc. (the “Company,” “NeuBase,” “we,” “us” or “our”). The Special Meeting will be reconvened on June 26, 2024, at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast, for the following purposes:

(1)	To approve the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

(2)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

After careful consideration of a number of factors, as described in the attached proxy statement, the Board has unanimously determined that the Dissolution Proposal and Adjournment Proposal are advisable and in the best interests of NeuBase and its stockholders. The Board unanimously recommends that you vote “FOR” each of the Dissolution Proposal and the Adjournment Proposal.

The Special Meeting was originally scheduled for May 13, 2024, was convened and adjourned on that date, and was then reconvened on May 22, 2024, at which only stockholders of record at the close of business on March 28, 2024 (the “Original Record Date”) were entitled to vote at the Special Meeting. The Special Meeting will now be reconvened and held on June 26, 2024, with a new record date of May 31, 2024 (the “New Record Date”). Only Stockholders of record holding shares of our Common Stock or Series A Preferred Stock at the close of business on the New Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment, postponement or continuation thereof.

Our Special Meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means that you can attend the Special Meeting online, vote your shares during the online meeting and submit questions for consideration at the online meeting. To be admitted to the Special Meeting’s live webcast, you must register at www.proxydocs.com/NBSE by 5:00 p.m. Eastern Time on June 25, 2024 (the “Registration Deadline”). As part of the registration process, you must enter the Control Number shown on your proxy card or the voting instruction form you receive from your broker, bank or other nominee if you are not a stockholder of record. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be e-mailed to you. Your vote is important. Whether or not you expect to attend our Special Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section titled “Questions and Answers Regarding this Solicitation and Voting at the Special Meeting—Special Meeting and Voting” beginning on page 1 of the proxy statement, as supplemented by the accompanying proxy supplement. If you plan to attend our Special Meeting virtually via the live webcast and wish to vote your shares at the virtual meeting, you may do so at any time before the proxy is voted.

If you were a holder of record as of the Original Record Date and previously submitted a proxy for the Special Meeting, which proxy has not subsequently been revoked, and are a holder of record on the New Record Date, we intend to vote those proxies, covering all shares of our capital stock that you own of record as of the New Record Date (including any shares acquired after the Original Record Date and prior to the New Record Date), at the reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, for the Dissolution Proposal and the Adjournment Proposal. However, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting.

If you are a record holder on the New Record Date and have not previously submitted a proxy, we urge you to submit a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Special Meeting.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on the Dissolution Proposal without your instructions. If you hold your shares in “street name” and you previously submitted voting instructions with respect to such shares, you should further contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the reconvened Special Meeting as previously directed, and for directions as to how to change or revoke any prior voting instructions.

By Order of the Board of Directors,

/s/ Todd Branning
Todd Branning
Interim Chief Executive Officer and Chief Financial Officer
June 3, 2024
Pittsburgh, Pennsylvania

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET AT WWW.PROXYPUSH.COM/NBSE OR OVER THE TELEPHONE AT 1-866-206-4393 OR USE THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE VIRTUAL SPECIAL MEETING BY FOLLOWING THE REGISTRATION INSTRUCTIONS OUTLINED ABOVE IF YOU ATTEND THE MEETING VIRTUALLY.

This proxy supplement and accompanying materials are being made available or distributed, as the case may be, to stockholders on or about June 3, 2024.

NEUBASE THERAPEUTICS, INC.

INTRODUCTION

This supplement amends and supplements the NeuBase Therapeutics, Inc. (also referred to herein as the “Company,” “NeuBase,” “we”, “us” or “our”) Proxy Statement dated April 9, 2024 (the “Proxy Statement”). We refer to this supplement, together with the enclosed Notice of Special Meeting of Stockholders dated June 3, 2024, as the “Supplement.”

This Supplement is intended to be read in conjunction with the Proxy Statement, and therefore does not contain all of the information that may be important to you in deciding how to vote on the matters to be considered at the Special Meeting. To the extent information in this Supplement differs from, updates or conflicts with information contained in the Proxy Statement, the information in this Supplement is the more current information.

The Company terminated its lease agreement for its headquarters. Accordingly, the Company does not maintain a headquarters. Any references in the Proxy Statement related to notices that should be addressed to the “Secretary of NeuBase Therapeutics, Inc. at 350 Technology Drive, Pittsburgh, PA 15219” are hereby replaced in their entirety with the following: “Secretary of NeuBase Therapeutics, Inc., c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808”. The Corporation Service Company is our registered agent in the State of Delaware.

This Supplement and accompanying materials are being mailed to stockholders on or about June 3, 2024.

UPDATE TO Questions and Answers Regarding this Solicitation
and Voting at the Special Meeting

The following questions and answers under the heading “Questions and Answers Regarding this Solicitation and Voting at the Special Meeting” beginning on page 1 of the Proxy Statement are amended and restated in their entireties as set forth below, except with respect to the following question below “Will choosing not to vote my shares have the same effect as casting a vote against the Dissolution Proposal or the Adjournment Proposal?”, which is in addition to and supplements the questions and answers in the Proxy Statement. Except as set forth below, there are no changes to the other questions and answers set forth in the Proxy Statement.

Special Meeting and Voting

When and where will the Special Meeting be held?

The Special Meeting will be held on June 26, 2024 at 8:30 a.m., Eastern Time, exclusively online via live audio-only webcast, and at any postponement, continuation or adjournment thereof. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/NBSE and entering your 12-digit control number included on your proxy card that you received or on the instructions that accompanied your proxy materials. If you lose your 12-digit control number, you may join the Special Meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on May 31, 2024 (the “New Record Date”).

What is the record date for the Special Meeting?

The New Record Date for determination of stockholders entitled to vote at the Special Meeting or any postponement, continuation or adjournment thereof is the close of business on May 31, 2024.

Which stockholders may vote at the Special Meeting?

Only holders of record of common stock and Series A preferred stock (the “Series A Preferred Stock”) at the close of business on the New Record Date are entitled to notice of and to vote at the Special Meeting or any continuation, postponement or adjournment thereof. As of the New Record Date, there were 3,752,380 shares of common stock and one share of our Series A Preferred Stock issued and outstanding.

Each share of common stock outstanding on the New Record Date is entitled to one vote on all matters. Provided that the holders of outstanding shares of common stock present, in person or by proxy, at the Special Meeting and entitled to vote on the Dissolution Proposal cast a number of votes “FOR” the Dissolution Proposal that is greater than the aggregate number of shares of common stock that are voted “AGAINST” or “ABSTAIN” on such proposal, then the holder of the share of Series A Preferred Stock will be entitled to cast a number of votes with respect to each of the Dissolution Proposal and Adjournment Proposal, respectively, equal to the number of shares of common stock outstanding on the New Record Date (3,752,380 shares), which such Preferred Votes are required to be cast “FOR” such proposals.

What am I being asked to vote on?

The Board is asking NeuBase’s stockholders of record at the close of business on May 31, 2024, the New Record Date for the Special Meeting, to consider and vote upon the Dissolution Proposal and Adjournment Proposal. As of the date of this proxy statement, the Board currently knows of no other business that will be presented for consideration at the Special Meeting. In the event any matters other than those referred to in the accompanying Notice of Special Meeting and this proxy statement should properly come before and be considered at the Special Meeting, it is intended that any proxy holder may vote on the matter in his, her or its discretion on behalf of the stockholder or stockholders granting the proxy.

How is a quorum reached?

The presence, by virtual attendance or by proxy, of one-third of the voting power of the outstanding shares of stock on the New Record Date and entitled to vote at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting and any adjournments thereof. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the stockholders holding a majority of the voting power of the outstanding shares present at the Special Meeting may adjourn the Special Meeting to another date.

What vote is required to adopt each proposal?

The Dissolution Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class.

The Series A Preferred Stock is designed to ensure that a majority of the outstanding voting power of the Company’s capital stock is cast on the Dissolution Proposal. In order for the Dissolution Proposal to be approved, the holders of outstanding shares of common stock present, in person or by proxy, at the Special Meeting and entitled to vote on the Dissolution Proposal must cast a number of votes “FOR” the Dissolution Proposal that is greater than the aggregate number of shares of common stock that are voted “AGAINST” or “ABSTAIN” on such proposal, in which case the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” the Dissolution Proposal in accordance with the Voting Formula (i.e., the holder of the Series A Preferred Stock may cast a number of votes with respect to each of the Dissolution Proposal and Adjournment Proposal, respectively, equal to the number of shares of common stock outstanding on the New Record Date (3,752,380 shares)). Upon receipt of the foregoing “FOR” votes from the holders of common stock and Series A Preferred Stock, the Dissolution Proposal will have been approved by the stockholders of the Company. The Voting Formula must be satisfied in order for the Series A Preferred Stock to have any voting power, and such voting power of the Series A Preferred Stock (together with any votes "FOR" that are cast by the holders of common stock) is sufficient to approve the Dissolution Proposal.

The Dissolution Proposal is considered a non-routine matter. Accordingly, if you do not instruct your broker, bank or other nominee on how to vote your shares with respect to the Dissolution Proposal, your broker, bank or other nominee will not be able to vote your shares with respect to the Dissolution Proposal. For the Dissolution Proposal, broker non-votes will be counted for quorum purposes and will be counted in the denominator for purposes of obtaining the requisite vote. However, assuming the Voting Formula is satisfied and the Series A Preferred Stock is voted “FOR” the Dissolution Proposal, broker non-votes and the failure of a share of common stock to be voted on the Dissolution Proposal will effectively have no impact on the outcome of the vote. If you want to approve the Dissolution, you must vote “FOR” the Dissolution Proposal. In addition, with respect to the Dissolution Proposal, abstentions will be counted in the denominator for purposes of obtaining the requisite vote and will have the effect of a vote against the Dissolution Proposal.

The Adjournment Proposal requires the approval of the holders of a majority of the voting power of the Company’s capital stock present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting. With respect to the Adjournment Proposal, abstentions will be counted in the denominator for purposes of obtaining the requisite vote and will have the same effect as votes against the proposal. The Adjournment Proposal is considered a routine matter. If you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will have the discretion to vote your shares with respect to the Adjournment Proposal. Because broker non-votes are not considered under Delaware law to be entitled to vote on the Adjournment Proposal, they will have no effect on the outcome of the vote on the Adjournment Proposal.

The votes will be counted, tabulated and certified by Mediant, Inc., who shall serve as the inspector of elections for the Special Meeting.

Will choosing not to vote my shares have the same effect as casting a vote against the Dissolution Proposal or the Adjournment Proposal?

No. If you prefer that the Dissolution Proposal or the Adjournment Proposal not be approved, you should cast your vote against the applicable proposal.

Approval of the Dissolution Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of our common stock and Series A Preferred Stock entitled to vote on the proposal, voting as a single class. Assuming the Voting Formula is satisfied, because the Series A Preferred Stock, if voted in accordance with the Voting Formula, is entitled to cast a number of votes with respect to each proposal equal to the number of shares of Common Stock outstanding on the New Record Date, and because broker “non-votes” with respect to the Dissolution Proposal and shares of Common Stock not present, in person or by proxy, at the Special Meeting, are not taken into account in determining if the Series A Preferred Stock is voted in accordance with the Voting Formula, the failure of a share of Common Stock to be voted will effectively have no impact on the outcome of the Dissolution Proposal. However, shares of Common Stock voted against or abstaining with respect to the Dissolution Proposal will have the effect of causing the aggregate number of shares of common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” to be increased and potentially cause such aggregate number of votes to be greater than the number of shares of common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” – meaning the Voting Formula will not have been satisfied and the Series A Preferred Stock will not be entitled to vote “FOR” the Dissolution Proposal.

The Adjournment Proposal requires the approval of the holders of a majority of the voting power of the Company’s capital stock present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote on the proposal. Because broker non-votes are not considered under Delaware law to be entitled to vote on the Adjournment Proposal, they will have no effect on the outcome of the vote on the Adjournment Proposal.

How do I vote?

If you are the record holder of your shares, you may vote in one of four ways. You may submit a proxy to vote over the Internet, by telephone, or by mail, or you may vote in person at the Special Meeting. A 12-digit control number that is provided on the enclosed proxy card is needed for voting over the telephone or Internet.

You may submit a proxy to vote over the Internet: If you have Internet access, you may submit a proxy to vote your shares from any location in the world by following the “Internet” instructions set forth on the enclosed proxy card.

You may submit a proxy to vote by telephone: You may submit a proxy to vote your shares by following the “Phone” instructions set forth on the enclosed proxy card.

You may submit a proxy to vote by mail: You may submit a proxy to vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

You may vote in person: You may attend virtually the Special Meeting and vote online during the Special Meeting.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then:

•	FOR the Dissolution Proposal, which includes the approval of the Dissolution and the Plan of Dissolution, which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution; and

•	FOR the Adjournment Proposal, which includes the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

If you were a holder of record as of the Original Record Date and previously submitted a proxy for the Special Meeting, which proxy has not subsequently been revoked, and are a holder of record on the New Record Date, we intend to vote those proxies, covering all shares of our capital stock that you own of record as of the New Record Date (including any shares acquired after the Original Record Date and prior to the New Record Date), at the reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, for the Dissolution Proposal and the Adjournment Proposal. However, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by following the instructions contained below under the heading “How do I revoke my proxy or change my vote?”

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee: If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you must return a voting instruction form to have your shares voted in accordance with your instructions. The voting deadlines and availability to submit a proxy by telephone or the Internet for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should submit a proxy to vote your shares as described in each set of proxy materials you receive.

If the shares you own are held in street name, your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares in accordance with your instructions. You should direct your broker, bank or other nominee how to vote the shares held in your account. Financial institutions have discretion to vote absent instructions with respect to certain routine matters, such as the Adjournment Proposal. However, the Dissolution Proposal is considered a non-routine matter and financial institutions do not have discretion to vote your shares absent voting instructions. Because the voting standard for the Dissolution Proposal is a majority of the voting power of the outstanding shares of common stock and Series A Preferred Stock entitled to vote on the proposal, voting as a single class, broker non-votes will have the effect of a vote “Against” the proposal. However, as further discussed under “Will choosing not to vote my shares have the same effect as casting a vote against the Dissolution Proposal or the Adjournment Proposal,” assuming the Series A Preferred Stock is voted for the Dissolution Proposal in accordance with the Voting Formula, the failure of a share of common stock to be voted on the Dissolution Proposal will effectively have no impact on the outcome of the vote.

Beneficial owners who wish to attend the Special Meeting virtually and vote online during the Special Meeting must contact their broker, bank or other nominee in order to obtain a “legal proxy.” If you are a beneficial owner and wish to attend the Special Meeting, follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a form of legal proxy. Without a legal proxy, beneficial owners cannot vote online during the Special Meeting.

How do I revoke my proxy or change my vote?

If you are a stockholder of record on the New Record Date for the Special Meeting, you have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy by:

•	delivering a written revocation to our Secretary before the Special Meeting;

•	granting a new, valid proxy bearing a later date;

•	delivering an executed, later-dated proxy; or

•	virtually attending the Special Meeting and voting online during the Special Meeting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting.

Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be addressed to the Secretary of NeuBase Therapeutics, Inc., c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The Corporation Service Company is our registered agent in the State of Delaware.

If a broker, bank or other nominee holds your shares, you must contact such broker, bank or nominee in order to find out how to change your vote.

Proposed Dissolution of the Company

What is the reporting and listing status of the Company?

On November 3, 2023, we received a letter (the “Nasdaq Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, because the closing bid price for our common stock has been below $1.00 per share for 30 consecutive business days, we no longer comply with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. We were provided with an initial period of 180 days, or until May 1, 2024, to regain compliance with the Minimum Bid Price Requirement.

On May 2, 2024, the Staff notified us that we had not regained compliance with the Minimum Bid Price Requirement (the “Delisting Determination”) and that we were ineligible for a second 180-day grace period to regain compliance as we did not provide information regarding our intent to cure the minimum bid price deficiency. As we did not request an appeal of the Delisting Determination to a Hearings Panel by May 9, 2024, trading in our common stock was suspended at the opening of business on May 13, 2024, and a Form 25-NSE was filed by Nasdaq with the Securities and Exchange Commission (“SEC”) on May 16, 2024, which removed our common stock from listing and registration on Nasdaq effective as of May 28, 2024.

If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the effective time of the Certificate of Dissolution (the “Effective Time”). After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession, or operation of law, and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options, warrants, or restricted stock units. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time.

Additionally, whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until we have exited such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act.

However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others.

UPDATE TO Proposal 1—Approval of the Dissolution Pursuant to the Plan of Dissolution

This Update to Proposal 1 summarizes material changes to the information contained in the Proxy Statement. As this Update to Proposal 1 may not contain all of the information that may be important to you, we encourage you to read carefully the entire Proxy Statement together with this Supplement. The items in this Update to Proposal 1 include page references directing you to a more complete description of the applicable topic in the Proxy Statement.

The following information supplements and, where applicable, replaces the corresponding information under the heading “PROPOSAL 1—APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISSOLUTION” beginning on page 14 of the Proxy Statement.

Background of the Proposed Dissolution (Supplements the information in this section which begins on page 15 of the Proxy Statement)

The Special Meeting was originally scheduled for May 13, 2024, was convened and adjourned on that date and reconvened and subsequently adjourned on May 22, 2024. At the time of each such adjournment, we had not received valid proxies from the requisite number of stockholders to approve the Dissolution Proposal.

At a meeting of the Board subsequent to such adjournments, the Board again concluded that the alternatives to the Dissolution are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection (should the Company’s net assets decline to levels that would require such action) and that the continued reconvening and adjournment of the Special Meeting to obtain approval of the Dissolution Proposal has caused, and will continue to cause, the Company to incur substantial legal and other expenses to solicit additional proxies as well as expenses associated with being a public company, despite having no sources of revenue, which will ultimately have the effect of reducing any amounts available for distribution to the Company’s stockholders upon the Dissolution. In light of that, and given that, at the time of the originally convened session of the Special Meeting and each date it was subsequently adjourned, the proxies the Company received and voting “for” the Dissolution Proposal exceeded the proxies the Company received and voting “against” or “abstain” with respect to the Dissolution Proposal, the Board authorized and issued to a member of our Board one share of Series A Preferred Stock. The Series A Preferred Stock is designed to ensure that a majority of the outstanding voting power of the Company’s capital stock is voted “for” the Dissolution Proposal. The Series A Preferred Stock entitles the holder thereof, voting together with the holders of common stock of the Company, as a single class, to cast on the Dissolution Proposal, the Adjournment Proposal and any other matter the Board determines (in its sole discretion) is related to the Dissolution Proposal, a number of votes equal to the number of shares of common stock outstanding on May 31, 2024 entitled to vote thereon (3,752,380 shares), which the Board has set as the New Record Date for the Special Meeting, provided that the number of shares of common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” such proposal is greater than the aggregate number of shares of common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” on such proposal, in which case the holder of the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” such proposals.

Upon the Dissolution, the holder of the Series A Preferred Stock shall be entitled to receive $0.01, payable in cash out of funds legally available therefor, by reason of its ownership thereof, prior to the payment of any amounts to the holders of common stock, and no more. No dividends shall be paid on the Series A Preferred Stock. The Series A Preferred Stock shall be automatically redeemed after the Special Meeting for $0.01, payable in cash and only out of funds legally available therefor. In the event of a merger or consolidation of the Company with or into another entity (whether or not the Company is the surviving entity) or a sale of all or substantially all of the assets of the Company, the holder of Series A Preferred Stock is not entitled to receive any consideration in respect thereof. The holder of the Series A Preferred Stock may not, directly or indirectly, transfer such share to any other person or entity without the prior written consent of the Board (acting in its sole discretion); provided that this does not prohibit the provision of a proxy to any person designated by the Company in connection with the Dissolution Proposal or the Adjournment Proposal. The approval of the holder of the Series A Preferred Stock, voting as a separate class, is required to amend the certificate of designation containing the terms of the Series A Preferred Stock.

Delaware Law Applicable to Our Dissolution—Delaware Law Generally—Authorization of Board and Stockholders (Replaces the corresponding information on page 17 of Proxy Statement)

If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. The Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The Dissolution must be authorized and approved by the holders of a majority of the voting power of our outstanding common stock and Series A Preferred Stock on the New Record Date entitled to vote on the Dissolution Proposal and voting together as a single class.

Our Plan of Dissolution—Authorization and Effectiveness (Replaces the corresponding information on page 20 of Proxy Statement)

Our Plan of Dissolution will be deemed approved upon obtaining the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class.

If such approval is obtained, the Plan of Dissolution and the Dissolution will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution by our stockholders, at such time as the Board determines to be appropriate, we will file the Certificate of Dissolution with the Secretary of State of Delaware and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State of Delaware or such later date and time that is stated in the Certificate of Dissolution.

Our Plan of Dissolution—Stockholder Consent (Replaces the corresponding information on page 22 of Proxy Statement)

Authorization of the Dissolution by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class, on the Dissolution Proposal, shall, to the fullest extent permitted by law, constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution.

Authorization of the Dissolution by the holders of a majority of the voting power of the outstanding stock and Series A Preferred Stock of the Company, voting as a single class, shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval.

Votes Required (Replaces the corresponding information on page 27 of Proxy Statement)

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class, on the Dissolution Proposal, is required to approve the Dissolution Proposal. Assuming the Voting Formula is satisfied, broker non-votes and failures to vote will effectively have no impact the Dissolution Proposal.

UPDATE TO PROPOSAL 2 — APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

This Update to Proposal 2 summarizes material changes to the information contained in the Proxy Statement. As this Update to Proposal 2 may not contain all of the information that may be important to you, we encourage you to read carefully the entire Proxy Statement together with this Supplement. The items in this Update to Proposal 2 include page references directing you to a more complete description of the applicable topic in the Proxy Statement.

The following information supplements and, where applicable, replaces the corresponding information under the heading “PROPOSAL 2—APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING” beginning on page 28 of the Proxy Statement.

Votes Required (Replaces the corresponding information on page 28 of Proxy Statement)

The Adjournment Proposal requires the approval of the holders of a majority of the voting power present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting. With respect to the Adjournment Proposal, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal.

Scan QR for digital voting Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Todd Branning and Dov Goldstein (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NeuBase Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE NeuBase Therapeutics, Inc. Reconvened Special Meeting of Stockholders For Stockholders of Record as of May 31, 2024 Wednesday, June 26, 2024 8:30 AM, Eastern Time Reconvened Special Meeting to be held live via the Internet - please visit www.proxydocs.com/NBSE for more details. P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/NBSE • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-206-4393 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/NBSE YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:30 AM, Eastern Time, June 26, 2024. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number

NeuBase Therapeutics, Inc. Reconvened Special Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR AGAINST ABSTAIN 1. To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the "Plan of Dissolution"), which, if approved, will authorize the Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the "Dissolution Proposal"); and #P1# #P1# #P1# FOR 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal. #P2# #P2# #P2# FOR Proposal_Page - VIFL You must register to attend the meeting online and/or participate at www.proxydocs.com/NBSE Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2